Exhibit 99.1

For Immediate Release

ANYWHERE APPOINTS JOE LENZ TO BOARD OF DIRECTORS

Enters into Cooperation Agreement with TPG Angelo Gordon

MADISON, N.J. – February 8, 2024 – Anywhere Real Estate Inc. (NYSE: HOUS) (“Anywhere” and the “Company”), a global leader in residential real estate, today announced the appointment of Joseph Z. Lenz to its Board of Directors, effective February 13, 2024. Lenz is currently a Managing Director and Co-Head of Research of Credit Solutions at Angelo Gordon & Co., L.P. (“TPG Angelo Gordon”). With this appointment, the Anywhere Board will expand from 12 to 13 directors, 12 of whom are classified as independent directors for purposes of the listing standards of the New York Stock Exchange.

QUOTES:

•“We are pleased to welcome Joe Lenz to the Anywhere Board of Directors. Anywhere is committed to maintaining a high-caliber and diverse Board, and we are confident we will benefit from Joe’s notable business experience. We are thankful for the continued support of TPG Angelo Gordon, and we look forward to working with Joe upon his joining the Board as we continue to guide and support the Anywhere leadership team.”
– Michael J. Williams, Chairman of the Board, Anywhere Real Estate Inc.

•“I believe Anywhere is well-positioned to navigate today’s housing market while harnessing the power of its unique advantages to drive change, unlock new growth, and deliver long-term value. I look forward to partnering with my new Anywhere Board colleagues and the management team to help further accelerate the Company’s strategic transformation.”
– Joe Lenz, Board Member, Anywhere Real Estate Inc.

•“As we continue to transform Anywhere, Joe’s experience will complement our highly regarded Board. As a Managing Director of TPG Angelo Gordon, a top stockholder, he will bring an important shareholder perspective. I look forward to the insights Joe will bring as we execute the Anywhere strategy to deliver results and drive growth.”
– Ryan Schneider, Anywhere President and CEO

LENZ EXPERIENCE:

•Joe Lenz has extensive advisory and investing experience, including helping guide companies’ investments across capital structure and navigating investor and legal affairs.

•Lenz joined TPG Angelo Gordon in 2012. TPG Angelo Gordon is a diversified credit and real estate investing platform of TPG, a leading global asset manager with over $200 billion of assets under management. Joe serves as a Managing Director and Co-Head of Research of TPG AG Credit Solutions, an approximately $13 billion strategy within TPG Angelo Gordon.

•Lenz has distinguished public company Board experience, previously serving as a board member and member of the Compensation Committee of Northern Oil & Gas. He currently serves as a board member and member of both the Audit and Nominating & Governance Committees for SECURE Energy.

•Lenz received a Bachelor of Arts degree in Philosophy, Politics, and Economics with an Economics concentration from the University of Pennsylvania in 2010. Lenz began his career in the Financial Sponsors Group at Morgan Stanley.

As part of Lenz’s appointment to the Board of Directors, the Company entered into a cooperation agreement with TPG Angelo Gordon and funds managed by that firm (the “Investor Parties”). Pursuant to the cooperation agreement, the Investor Parties have agreed to customary standstill, voting, and other provisions. The full agreement will be filed by the Company with the U.S. Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K.

# # #

About Anywhere Real Estate Inc.
Anywhere Real Estate Inc. (NYSE: HOUS) is moving the real estate industry to what’s next. A leader of integrated residential real estate services, Anywhere includes franchise, brokerage, relocation, and title and settlement businesses, as well as mortgage and title insurance underwriter minority owned joint ventures, supporting approximately 1.2 million home transactions in 2022. The diverse Anywhere brand portfolio includes some of the most recognized names in real estate: Better Homes and Gardens® Real Estate, CENTURY 21®, Coldwell Banker®, Coldwell Banker Commercial®, Corcoran®, ERA®, and Sotheby’s International Realty®. Using innovative technology, data and marketing products, high-quality lead generation programs, and best-in-class learning and support services, Anywhere fuels the productivity of its approximately 190,300 independent sales agents in the U.S. and approximately 140,100 independent sales agents in 117 other countries and territories, helping them build stronger businesses and best serve today’s consumers. Recognized for twelve consecutive years as one of the World’s Most Ethical Companies, Anywhere has also been designated a Great Place to Work six years in a row, honored on the Forbes list of World’s Best Employers three years in a row, named one of America’s Most Innovative Companies 2023 by Fortune, and most recently, featured on the inaugural TIME World’s Best Companies list.

Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “potential” and “plans” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our antitrust class action litigation and the proposed settlement, including preliminary and final court approval of the settlement, the amount and timing of payments pursuant to the settlement and the impact of such payments on the Company’s results of operations, liquidity and cash flows; changes to the business practices of and the impact that such changes may have on the business or results of operations of the Company.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: no assurance of preliminary or final court approval of the settlement related to our antitrust class action litigation; industry structure changes that disrupt the functioning of the residential real estate market; the impact of evolving competitive and consumer dynamics, including that the Company's share of the commission income generated by homesale transactions may continue to shift to affiliated independent sales agents or otherwise erode due to market factors, our ability to compete against traditional and non-traditional competitors and meaningful decreases in the average broker commission rate; adverse developments or outcomes in current or future litigation, in particular the incurrence of liabilities that are in excess of amounts accrued or payments that may be made in connection with pending litigation; disruption in the residential real estate brokerage industry related to listing aggregator market power and concentration; our failure or alleged failure to comply with laws, regulations and regulatory interpretations and any changes or stricter interpretations of any of the foregoing; and such other factors as discussed in the risks set forth under the headings “Forward-Looking Statements,” “Summary of Risk Factors,” “Risk Factors” and “Legal Proceedings” in our filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 and our Annual Report on Form 10-K for the year ended December 31, 2022, and our other filings made from time to time, in connection with considering any forward-looking statements that may be made by us and our businesses generally.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Investor Contacts:
Alicia Swift
(973) 407-4669
alicia.swift@anywhere.re

Tim Swanson
(973) 407-2612
tim.swanson@anywhere.re

Media Contacts:
Trey Sarten
(973) 407-2162
trey.sarten@anywhere.re

Gabriella Chiera
(973) 407-5236
gabriella.chiera@anywhere.re
    3